Morgan Keegan & Company, Inc. Equity Conference September 6-7, 2007 The Peabody Hotel Memphis, Tennessee

This presentation contains forward-looking statements, which express the current beliefs and expectations of management. Except for historical information, the matters discussed in this presentation are forward-looking statements and can be identified by the use of the words "anticipate," "believe," "expect," "intend," "may," "might," "plan," "estimate," "project," "should," "will," "result," and similar expressions. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause our future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. Actual results could differ materially from those anticipated in these forward- looking statements as a result of various factors including risks and uncertainties inherent in the national economy, the real estate industry in general, and in our specific markets; legislative or regulatory changes including changes to laws governing REITS; our dependence on key personnel; rising insurance rates and real estate taxes; changes in GAAP; and our continued ability to successfully lease and operate our properties. While we believe these forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be achieved. These forward-looking statements are made as of the date of this presentation and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Forward Looking Statements

The Pioneer in Privatized Student Housing 43 Year Old Firm Led by a Senior Leadership Team with Over 200 Years of Student Housing Industry Operating Experience Acquisition, Development and Management Experience Fully Integrated Platform with Multiple Growth Opportunities Flexible Capital Position and Ability to Fund Growth

COMPANY PROFILE

Most Experienced Leadership Team In the Industry Senior Management Years of Industry Experience Paul Bower, CEO 38 Craig Cardwell, EVP 36 Tom Hickey, SVP 35 Wallace Wilcox, VP 27 Tom Trubiana, CIO 27 Bill Harris, SVP 25 Susan Arrison, VP 17 Randy Brown, CFO 8

Geographically Diverse Nation-Wide Footprint 67 Owned and/or managed Communities nation-wide, 40,229 beds 43 Owned Properties (26,637 beds) 24 Managed Properties (13,592 beds) Serving 51 Universities in 21 states 5 development projects with 8,231 beds Average age: < 8 years Average distance from campus is 1.7 miles1 1 - Based on weighted average of owned beds.

Owned Properties - Opportunistic Growth Q1-05 Q2-05 Q3-05 Q4-05 Q1-06 Q2-06 Q3-06 Q4-06 Q1-07 Q2-07 Properties 23 25 26 26 39 40 41 43 43 43 Q1-05 Q2-05 Q3-05 Q4-05 Q1-06 Q2-06 Q3-06 Q4-06 Q1-07 Q2-07 East 16945 18925 19501 19501 25395 26019 26544 27591 27591 26637 West North Number of Properties1 Number of Beds1 1-Company sold a 1,554 bed property during the second quarter 2007

Managed Properties - Our Strong Reputation Helps Us Grow Q1-05 Q2-05 Q3-05 Q4-05 Q1-06 Q2-06 Q3-06 Q4-06 Q1-07 Q2-07 Properties 14 16 16 16 16 17 18 17 23 24 Q1-05 Q2-05 Q3-05 Q4-05 Q1-06 Q2-06 Q3-06 Q4-06 Q1-07 Q2-07 East 6839 6839 8604 8604 8604 8777 9816 9193 13149 13592 West North Number of Properties Number of Beds

Third-Party Development - Provides Additional Revenue EDR Has Advised on the Construction of $1.0 Billion of New Properties Since 2000 Q1-05 Q2-05 Q3-05 Q4-05 FY 2005 Q1-06 Q2-06 Q3-06 Q4-06 FY 2006 Q1-07 Q2-07 YTD 2007 Fee Revenue 107 330 1123 1079 2639 838 1014 1018 1718 4588 1183 1126 2309 Current, Completed & Awarded Projects 7 7 7 7 7 7 9 11 12 12 12 14 14 North Fee Revenue ($ 000s) Number of Projects

Development for Owned Portfolio New Projects: The Reserve at Saluki Pointe (Southern Illinois University) in Carbondale, Illinois. Southern Illinois University serves 19,000 students, many from the Chicago metro area, roughly 300 miles away Two phase project on 27 acres of land, 0.3 miles from campus Phase 1- 528 beds in 132 four- bedroom, four-bath apartments, built on a park-like setting beside a recreational lake, opening start of the 2008-2009 academic year. Phase 2 - If demand is available, up to 288 additional beds and will be built to open in the fall of 2009 Completed Project: University Village (University of North Carolina Greensboro) Opened Fall 2007 1 Block from campus 600 Beds 100% Occupied Project cost - $26.3mm Per bed cost - $43.8k Per bed cost - $43.8k Per bed cost - $43.8k Per bed cost - $43.8k Per bed cost - $43.8k Per bed cost - $43.8k Per bed cost - $43.8k Per bed cost - $43.8k Per bed cost - $43.8k Per bed cost - $43.8k University Village - UNC Greensboro

INDUSTRY FUNDAMENTALS

Strong Industry Fundamentals With a Significant Opportunity Highly fragmented ownership Strong demographic growth (1.5 million new students by 2010) Aging obsolete on-campus dorms with limited new on- campus supply Specialized management is essential Academic year leasing cycle

Amenities for today's students: Private bedroom with bath Fully furnished High speed internet Cable Full kitchen In-unit washer/dryer In-unit washer/dryer In-unit washer/dryer In-unit washer/dryer In-unit washer/dryer In-unit washer/dryer In-unit washer/dryer In-unit washer/dryer In-unit washer/dryer We Understand the Key Drivers of Occupancy & Rent Growth Club house with: Tanning & exercise facility Large pool Game room Movie theater Computer lab Computer lab Computer lab Computer lab Computer lab Computer lab Computer lab

FINANCIALS

Increasing quarterly physical & economic occupancy Same Store Highlights Same Store Economic Occupancy Same Store Physical Occupancy Q1 Q2 Q3 Q4 Annual 2005 0.9334 0.9046 0.8247 0.95 0.9035 2006 0.9499 0.9149 0.8095 0.977 0.9139 2007 0.9651 0.9543 0 0 0 Q1 Q2 Q3 Q4 Annual 2005 0.9254 0.8872 0.9174 0.949 0.9197 2006 0.9449 0.9051 0.9213 0.9657 0.9342 2007 0.9583 0.9144 0 0 0

Focus on improving year-over-year RevPAB and Operating Margin is yielding results Same Store Highlights Revenue Per Available Bed (RevPAB) Operating Margin 1st Qtr Q4 3rd Qtr 4th Qtr Q1 Q2 2005 0.923 394 0.831 0.962 376 361 2006 0.951 401 0.809 0.977 385 363 2007 0.96 0 0 0 392 381 1st Qtr Q4 3rd Qtr 4th Qtr Q1 Q2 2005 0.923 0.545 0.831 0.962 0.594 0.565 2006 0.951 0.565 0.809 0.977 0.588 0.553 2007 0.96 0 0 0 0.592 0.556

100% of Debt is Fixed Rate Weighted Average Interest Rate is 5.9% Credit Line Capacity of $100 Million 13 Unencumbered Properties (6 Pledged Against LOC) Cash and Equivalents - $4.1 Million Joint Venture Opportunities Flexible Capital Position and Ability to Fund Growth

KEY ACCOMPLISHMENTS AND STRATEGIES

Restructured the Company's Executive Management to Improve Operating Performance in Each Business Segment Opportunistically Sold Older Property (Village at Tharpe) for an Attractive Cap Rate Eliminated Variable Rate Debt Won 7 New Multi-year Management Contracts Completed Development for Owned Portfolio on Time and on Budget (University Village at University of North Carolina Greensboro) Began Construction of an Additional Property for Owned Portfolio (The Reserve at Saluki Pointe at Southern Illinois University) 2007 Strategic Accomplishments

Improve Operating Margins Through Maximization of Revenue Per Bed (RevPAB) and Control of Operating Expenses Focus on Higher-yielding Off-campus Development Projects Initiate On-campus Development Projects for Equity Investment Leverage the Company's Development Expertise to Increase Third Party Development Revenues Increase Revenue and Improve Margins Through Pursuit of Profitable Third Party Management Business Target and Acquire Properties with "Turnaround" Upside That Deliver Accretive Yields by the Second Year 2007 Strategic Initiatives

SUMMARY

The Pioneer in Privatized Student Housing 43 Year Old Firm Led by a Senior Leadership Team with Over 200 Years of Student Housing Industry Operating Experience Acquisition, Development and Management Experience Fully Integrated Solution with Multiple Growth Levers Flexible Capital Position and Ability to Fund Growth

QUESTIONS